Exhibit 99.1

1 Becton Drive

Franklin Lakes, NJ 07417

www.bd.com

Contact:

Monique N. Dolecki, Investor Relations – 201-847-5453

Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR 2013 THIRD FISCAL QUARTER

•	Reports solid third fiscal quarter revenues of $2.053 billion, an increase of 3.6 percent, or 5.1 percent on a foreign currency-neutral basis.

•	Reaffirms guidance for full fiscal year 2013 earnings per share from continuing operations, excluding specified items.

Franklin Lakes, NJ (August 1, 2013) – BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, today reported quarterly revenues of $2.053 billion for the third fiscal quarter ended June 30, 2013, representing an increase of 3.6 percent from the prior-year period, or 5.1 percent on a foreign currency-neutral basis.

“Our solid results against the backdrop of a challenging environment demonstrate that we are executing on our strategy and delivering on our commitments,” said Vincent A. Forlenza, Chairman, CEO and President. “We remain confident in our fiscal year 2013 outlook.”

Third Quarter and Nine-Month Fiscal 2013 Operating Results

Diluted earnings per share from continuing operations for the third quarter were $1.47, compared with $1.52 in the prior-year period, representing a 3.3 percent decrease, or flat on a foreign currency-neutral basis. Current quarter results include a charge of $22 million, or $0.07 per share from continuing operations, due to a pending antitrust class action settlement. The resulting adjusted diluted earnings per share from continuing operations were $1.54. The adjusted diluted earnings per share from continuing operations without the medical device excise tax, which went into effect in January 2013 under the U.S. healthcare reform law, were $1.58. This represents growth of 7.2 percent on a foreign currency-neutral basis.

For the nine-month period ending June 30, 2013, diluted earnings per share from continuing operations were $4.21, compared with $3.95 in the prior-year period. This represents growth of 6.6 percent, or 7.8 percent on a foreign currency-neutral basis. The adjusted diluted earnings per share from continuing operations without the medical device excise tax were $4.37. This represents growth of 11.9 percent on a foreign currency-neutral basis.

Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $1.140 billion, representing an increase of 6.6 percent compared with the prior-year period, or 7.9 percent on a foreign currency-neutral basis. The segment’s revenue growth reflects strong sales across all three business units. As expected, the segment’s growth was partially aided by the reversal of an unfavorable timing of orders in the second quarter in both Pharmaceutical Systems and Diabetes Care. For the nine-month period ended June 30, 2013, BD Medical revenues increased 4.7 percent, or 5.8 percent on a currency-neutral basis.

In the BD Diagnostics segment, worldwide revenues for the quarter were $655 million, representing an increase of 2.0 percent compared with the prior-year period, or 3.6 percent on a foreign currency-neutral basis. The segment’s growth was driven by solid sales in the Preanalytical Systems unit, partially offset by ongoing softness in Women’s Health and Cancer in the U.S. For the nine-month period ended June 30, 2013, BD Diagnostics revenues increased 3.9 percent, or 4.9 percent on a currency-neutral basis.

In the BD Biosciences segment, worldwide revenues for the quarter were $257 million, representing a decrease of 4.2 percent compared with the prior-year period, or a decrease of 2.5 percent on a foreign currency-neutral basis. Instrument placements in the U.S. were more than offset by softness in Western Europe due to austerity measures, continued delays of government funding in Japan, and timing of orders in Advanced Bioprocessing. For the nine-month period ended June 30, 2013, BD Biosciences revenues decreased 0.6 percent, or an increase of 0.9 percent on a currency-neutral basis.

Geographic Results

Third quarter revenues in the U.S. of $848 million represent an increase of 1.3 percent over the prior-year period. As expected, U.S. revenues were unfavorably impacted by a timing of orders in Advanced Bioprocessing and the aforementioned softness in Women’s Health and Cancer. Revenues outside of the U.S. were $1.205 billion, representing an increase of 5.3 percent compared with the prior-year period, or 7.9 percent on a foreign currency-neutral basis. International revenues reflected continued strength in emerging markets and strong sales of safety-engineered products.

For the nine-month period ended June 30, 2013, revenues in the U.S. were $2.501 billion, representing an increase of 1.5 percent compared with the prior-year period. Revenues outside of the U.S. were $3.452 billion, representing an increase of 5.3 percent compared with the prior-year period, or 7.3 percent on a foreign currency-neutral basis.

Fiscal 2013 Outlook for Full Year

The Company is reaffirming its previously communicated guidance for the full fiscal year 2013 on revenues and earnings per share growth. On a currency-neutral basis, revenue growth is expected to approach 5.0 percent, which is the upper end of the Company’s previously communicated guidance range. Reported revenue growth is expected to be between 3.5 to 4.0 percent. Earnings per share from continuing operations for fiscal year 2013 are expected to be between $5.65 and $5.68, or $5.72 and $5.75 after adjusting for a pending antitrust class action settlement. This represents growth of 6.5 to 7.0 percent over 2012 adjusted diluted earnings per share of $5.37, which excludes a pension settlement charge, in fiscal year 2012. On a currency-neutral basis, adjusted earnings per share growth is expected to be between 8.5 to 9.0 percent. After adjusting for the impact of the medical device excise tax and foreign currency, adjusted diluted earnings per share are expected to grow at the upper end of the Company’s previously communicated guidance range of 11.0 to 11.5 percent. In line with previously disclosed guidance, the Company plans to repurchase, subject to market conditions, up to $500 million of its common stock in fiscal year 2013.

Conference Call Information

A conference call regarding BD’s third quarter results will be broadcast live on BD’s website, www.bd.com/investors, along with related slides, at 8:00 a.m. (ET) Thursday, August 1, 2013. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-800-585-8367 (domestic) and 1-404-537-3406 (international) through the close of business on Thursday, August 8, 2013, confirmation number 15535210.

Non-GAAP Financial Measures

This news release contains certain non-GAAP financial measures. Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables.

About BD

BD is a leading global medical technology company that develops, manufactures and sells medical devices, instrument systems and reagents. The Company is dedicated to improving people’s health throughout the world. BD is focused on improving drug delivery, enhancing the quality and speed of diagnosing infectious diseases and cancers, and advancing research, discovery and production of new drugs and vaccines. BD’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs nearly 30,000 associates in more than 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, the pharmaceutical industry and the general public. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2013 Outlook for Full Year”, contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues and earnings per share. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially from any forward-looking statement. These factors include, but are not limited to: potential cuts in healthcare spending by the U.S. government as part of deficit reduction measures, including “sequestration”, which could result in reduced demand for our product or downward pricing pressure; the unknown consequences of healthcare reform in the United States, including the impact of the reduction in Medicare and Medicaid payments to hospitals, pharmaceutical companies and other customers, which could reduce demand for our products and increase downward pricing pressure; adverse changes in regional, national or foreign economic conditions, including any impact that may result from the current global economic conditions on our ability to access credit markets and finance our operations, the demand for our products and services as a result of reduced government funding, lower utilization rates or otherwise, or our suppliers’ ability to provide products needed for our operations; changes in interest or foreign currency exchange rates; our ability to successfully integrate any businesses we acquire; competitive factors; pricing and market share pressures; difficulties inherent in product development and delays in product introductions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; the adverse impact of cyber-attacks on our information systems; new or changing laws impacting our business or changes in enforcement practices with respect to such laws; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); future healthcare reform, including changes in government pricing and reimbursement policies or other cost containment reforms; the effects of potential pandemic diseases; and issuance of new or revised accounting standards, as well as other factors discussed in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY

CONSOLIDATED INCOME STATEMENTS

(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended June 30,
	2013	2012	% Change

REVENUES	$2,052,664	$1,980,530	3.6

Cost of products sold	992,673	947,395	4.8
Selling and administrative	534,320	469,130	13.9
Research and development	121,116	114,987	5.3
TOTAL OPERATING COSTS AND EXPENSES	1,648,109	1,531,512	7.6

OPERATING INCOME	404,555	449,018	(9.9)

Interest income	6,272	6,253	0.3
Interest expense	(34,573)	(34,849)	(0.8)
Other income (expense), net	2,809	(1,881)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	379,063	418,541	(9.4)

Income tax provision	87,185	106,960	(18.5)

INCOME FROM CONTINUING OPERATIONS	291,878	311,581	(6.3)

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX PROVISION OF $6,432 AND $7,288, RESPECTIVELY	9,672	15,285	(36.7)

NET INCOME	$301,550	$326,866	(7.7)

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.50	$1.54	(2.6)
Income from discontinued operations	$0.05	$0.08	(37.5)
Net income	$1.55	$1.62	(4.3)

Diluted:
Income from continuing operations	$1.47	$1.52	(3.3)
Income from discontinued operations	$0.05	$0.07	(28.6)
Net income	$1.52	$1.59	(4.4)

AVERAGE SHARES OUTSTANDING

Basic	194,879	202,015
Diluted	198,719	205,290

NM – Not Meaningful

BECTON DICKINSON AND COMPANY

CONSOLIDATED INCOME STATEMENTS

(Unaudited; Amounts in thousands, except per share data)

	Nine Months Ended June 30,
	2013	2012	% Change

REVENUES	$5,953,232	$5,741,211	3.7

Cost of products sold	2,868,993	2,789,044	2.9
Selling and administrative	1,544,808	1,439,094	7.3
Research and development	361,654	343,968	5.1
TOTAL OPERATING COSTS AND EXPENSES	4,775,455	4,572,106	4.4

OPERATING INCOME	1,177,777	1,169,105	0.7

Interest income	26,012	38,379	(32.2)
Interest expense	(104,334)	(99,367)	5.0
Other income, net	5,775	2,392	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,105,230	1,110,509	(0.5)

Income tax provision	266,982	275,260	(3.0)

INCOME FROM CONTINUING OPERATIONS	838,248	835,249	0.4

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX PROVISION OF $221,592 AND $22,158, RESPECTIVELY	364,375	45,635	NM

NET INCOME	$1,202,623	$880,884	36.5

EARNINGS PER SHARE

Basic:
Income from continuing operations	$4.29	$4.02	6.7
Income from discontinued operations	$1.87	$0.22	NM
Net income	$6.16	$4.24	45.3

Diluted:
Income from continuing operations	$4.21	$3.95	6.6
Income from discontinued operations	$1.83	$0.22	NM
Net income	$6.04	$4.17	44.8

AVERAGE SHARES OUTSTANDING

Basic	195,312	207,605
Diluted	199,111	211,254

NM – Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY SEGMENT AND GEOGRAPHIC AREA

(Unaudited; Amounts in thousands)

	Three Months Ended June 30,
	2013	2012	% Change

BD MEDICAL
United States	$448,670	$429,621	4.4
International	691,828	640,455	8.0
TOTAL	$1,140,498	$1,070,076	6.6

BD DIAGNOSTICS
United States	$310,386	$315,240	(1.5)
International	344,724	327,010	5.4
TOTAL	$655,110	$642,250	2.0

BD BIOSCIENCES
United States	$88,636	$91,674	(3.3)
International	168,420	176,530	(4.6)
TOTAL	$257,056	$268,204	(4.2)

TOTAL REVENUES
United States	$847,692	$836,535	1.3
International	1,204,972	1,143,995	5.3
TOTAL	$2,052,664	$1,980,530	3.6

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY SEGMENT AND GEOGRAPHIC AREA

(Unaudited; Amounts in thousands)

	Nine Months Ended June 30,
	2013	2012	% Change

BD MEDICAL
United States	$1,286,521	$1,262,811	1.9
International	1,899,422	1,778,849	6.8
TOTAL	$3,185,943	$3,041,660	4.7

BD DIAGNOSTICS
United States	$953,143	$945,460	0.8
International	1,012,833	947,552	6.9
TOTAL	$1,965,976	$1,893,012	3.9

BD BIOSCIENCES
United States	$261,693	$255,587	2.4
International	539,620	550,952	(2.1)
TOTAL	$801,313	$806,539	(0.6)

TOTAL REVENUES
United States	$2,501,357	$2,463,858	1.5
International	3,451,875	3,277,353	5.3
TOTAL	$5,953,232	$5,741,211	3.7

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Three Months Ended June 30,

(Unaudited; Amounts in thousands)

	United States
	2013	2012	% Change

BD MEDICAL
Medical Surgical Systems	$245,869	$241,320	1.9
Diabetes Care	117,055	110,013	6.4
Pharmaceutical Systems	85,746	78,288	9.5
TOTAL	$448,670	$429,621	4.4

BD DIAGNOSTICS
Preanalytical Systems	$167,298	$165,962	0.8
Diagnostic Systems	143,088	149,278	(4.1)
TOTAL	$310,386	$315,240	(1.5)

BD BIOSCIENCES	$88,636	$91,674	(3.3)

TOTAL UNITED STATES	$847,692	$836,535	1.3

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Three Months Ended June 30, (continued)

(Unaudited; Amounts in thousands)

	International
			% Change
	2013	2012	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$315,047	$290,451	8.5	10.5	(2.0)
Diabetes Care	132,551	122,662	8.1	12.1	(4.0)
Pharmaceutical Systems	244,230	227,342	7.4	9.1	(1.7)
TOTAL	$691,828	$640,455	8.0	10.3	(2.3)

BD DIAGNOSTICS
Preanalytical Systems	$177,571	$167,492	6.0	8.4	(2.4)
Diagnostic Systems	167,153	159,518	4.8	8.7	(3.9)
TOTAL	$344,724	$327,010	5.4	8.6	(3.2)

BD BIOSCIENCES	$168,420	$176,530	(4.6)	(2.1)	(2.5)

TOTAL INTERNATIONAL	$1,204,972	$1,143,995	5.3	7.9	(2.6)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Three Months Ended June 30, (continued)

(Unaudited; Amounts in thousands)

	Total
			% Change
	2013	2012	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$560,916	$531,771	5.5	6.6	(1.1)
Diabetes Care	249,606	232,675	7.3	9.4	(2.1)
Pharmaceutical Systems	329,976	305,630	8.0	9.2	(1.2)
TOTAL	$1,140,498	$1,070,076	6.6	7.9	(1.3)

BD DIAGNOSTICS
Preanalytical Systems	$344,869	$333,454	3.4	4.6	(1.2)
Diagnostic Systems	310,241	308,796	0.5	2.5	(2.0)
TOTAL	$655,110	$642,250	2.0	3.6	(1.6)

BD BIOSCIENCES	$257,056	$268,204	(4.2)	(2.5)	(1.7)

TOTAL REVENUES	$2,052,664	$1,980,530	3.6	5.1	(1.5)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Nine Months Ended June 30,

(Unaudited; Amounts in thousands)

	United States
	2013	2012	% Change

BD MEDICAL
Medical Surgical Systems	$730,685	$727,335	0.5
Diabetes Care	336,102	321,264	4.6
Pharmaceutical Systems	219,734	214,212	2.6
TOTAL	$1,286,521	$1,262,811	1.9

BD DIAGNOSTICS
Preanalytical Systems	$496,214	$491,532	1.0
Diagnostic Systems	456,929	453,928	0.7
TOTAL	$953,143	$945,460	0.8

BD BIOSCIENCES	$261,693	$255,587	2.4

TOTAL UNITED STATES	$2,501,357	$2,463,858	1.5

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Nine Months Ended June 30, (continued)

(Unaudited; Amounts in thousands)

	International
			% Change
	2013	2012	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$904,735	$845,685	7.0	8.7	(1.7)
Diabetes Care	388,398	356,575	8.9	11.8	(2.9)
Pharmaceutical Systems	606,289	576,589	5.2	6.5	(1.3)
TOTAL	$1,899,422	$1,778,849	6.8	8.6	(1.8)

BD DIAGNOSTICS
Preanalytical Systems	$513,454	$481,857	6.6	8.2	(1.6)
Diagnostic Systems	499,379	465,695	7.2	9.6	(2.4)
TOTAL	$1,012,833	$947,552	6.9	8.9	(2.0)

BD BIOSCIENCES	$539,620	$550,952	(2.1)	0.2	(2.3)

TOTAL INTERNATIONAL	$3,451,875	$3,277,353	5.3	7.3	(2.0)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Nine Months Ended June 30, (continued)

(Unaudited; Amounts in thousands)

	Total
			% Change
	2013	2012	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$1,635,420	$1,573,020	4.0	4.9	(0.9)
Diabetes Care	724,500	677,839	6.9	8.4	(1.5)
Pharmaceutical Systems	826,023	790,801	4.5	5.5	(1.0)
TOTAL	$3,185,943	$3,041,660	4.7	5.8	(1.1)

BD DIAGNOSTICS
Preanalytical Systems	$1,009,668	$973,389	3.7	4.6	(0.9)
Diagnostic Systems	956,308	919,623	4.0	5.2	(1.2)
TOTAL	$1,965,976	$1,893,012	3.9	4.9	(1.0)

BD BIOSCIENCES	$801,313	$806,539	(0.6)	0.9	(1.5)

TOTAL REVENUES	$5,953,232	$5,741,211	3.7	4.8	(1.1)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

SAFETY REVENUES

(Unaudited; Amounts in thousands)

	Three Months Ended June 30,
			% Change
	2013	2012	Reported	FXN	FX Impact

TOTAL SAFETY REVENUES
United States	$300,767	$284,830	5.6	5.6	—
International	237,331	215,964	9.9	12.7	(2.8)
TOTAL	$538,098	$500,794	7.4	8.7	(1.3)

BY SEGMENT
BD Medical	$267,782	$240,065	11.5	12.8	(1.3)
BD Diagnostics	270,316	260,729	3.7	4.8	(1.1)
TOTAL	$538,098	$500,794	7.4	8.7	(1.3)

	Nine Months Ended June 30,
			% Change
	2013	2012	Reported	FXN	FX Impact

TOTAL SAFETY REVENUES
United States	$879,079	$858,175	2.4	2.4	—
International	684,630	618,290	10.7	12.7	(2.0)
TOTAL	$1,563,709	$1,476,465	5.9	6.7	(0.8)

BY SEGMENT
BD Medical	$775,984	$715,776	8.4	9.3	(0.9)
BD Diagnostics	787,725	760,689	3.6	4.3	(0.7)
TOTAL	$1,563,709	$1,476,465	5.9	6.7	(0.8)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

FY2013 Quarter-to-Date Reconciliation of Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended June 30,
	2013	2012	Growth	Foreign Currency Translation	Foreign Currency Neutral Change	Growth %		Foreign Currency Neutral Growth %
Reported Diluted Earnings per Share from Continuing Operations	$1.47	$1.52	$(0.05)	$(0.05)	$0.00	(3.3%	)	0.0%

Charge associated with the pending litigation settlement related to indirect purchaser antitrust class action cases ($22 million or $14 million after-tax)	0.07	0.00

Adjusted Diluted Earnings per Share from Continuing Operations	1.54	1.52	$0.02	$(0.05)	$0.07	1.3%		4.6%

Medical device excise tax which went into effect in January 2013 under the U.S. Patient Protection and Affordable Care Act ($13 million or $9 million after-tax)	0.04	0.00

Adjusted Diluted Earnings per Share from Continuing Operations without Medical Device Excise Tax	$1.58	$1.52	$0.06	$(0.05)	$0.11	3.9%		7.2%

All figures rounded. Totals may not add due to rounding.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

FY2013 Year-to-Date Reconciliation of Non-GAAP Financial Measures

(Unaudited)

	Nine Months Ended June 30,
	2013	2012	Growth	Foreign Currency Translation	Foreign Currency Neutral Change	Growth %	Foreign Currency Neutral Growth %
Reported Diluted Earnings per Share from Continuing Operations	$4.21	$3.95	$0.26	$(0.05)	$0.31	6.6%	7.8%

Charge associated with the pending litigation settlement related to indirect purchaser antitrust class action cases ($22 million or $14 million after-tax)	0.07	0.00

Adjusted Diluted Earnings per Share from Continuing Operations	4.28	3.95	$0.33	$(0.05)	$0.38	8.4%	9.6%

Medical device excise tax which went into effect in January 2013 under the U.S. Patient Protection and Affordable Care Act ($27 million or $18 million after-tax)	0.09	0.00

Adjusted Diluted Earnings per Share from Continuing Operations without Medical Device Excise Tax	$4.37	$3.95	$0.42	$(0.05)	$0.47	10.6%	11.9%

All figures rounded. Totals may not add due to rounding.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

FY2013 Outlook Reconciliation

	Reported Basis	FX Impact		FXN Basis

Revenues – Full Year 2013 estimated growth	3.5% – 4.0%	(1.0%	)	4.5% – 5.0%

	Full Year 2013	Full Year 2012	% Increase
	(estimated)
Reported Fully Diluted Earnings per Share
from Continuing Operations	$5.65 – 5.68	$5.30	NM
Pending Litigation Settlement (1)	0.07
Pension Settlement Charge (2)		0.06
Adjusted Fully Diluted Earnings per Share

from Continuing Operations	$5.72 – 5.75	$5.37	6.5% – 7.0%

FX Impact			(2.0%	)

Adjusted FXN Growth			8.5% – 9.0%
Medical Device Excise Tax Impact (3)			(2.5%	)

Adjusted FXN Growth (excluding the medical device excise tax)			11.0% – 11.5%

(1)	Represents a charge associated with the pending litigation settlement related to indirect purchaser antitrust class action cases.

(2)

Primarily represents a non-cash pension settlement charge associated with lump sum benefit payments made from the Company’s U.S. supplemental pension plan, as such payments exceeded the service and interest components of the plan’s pension cost for the year. The charge also included settlement losses associated with certain foreign pension plans.

(3)	Represents the medical device excise tax which went into effect in January 2013 under the U.S. Patient Protection and Affordable Care Act.

NM – Not Meaningful

FXN = Foreign Currency Neutral

All figures rounded. Totals may not add due to rounding.